U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 7, 2003

Abrams Industries, Inc.
(Exact name of Registrant as Specified in Charter)

Georgia	0-10146	58-0522129
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1945 The Exchange, Suite 300, Atlanta, Georgia	30339-2029
(Address of Principal Executive Offices)	(Zip Code)

(770) 953-0304
(Registrant’s telephone number, including area code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

(a)         Financial Statements of Businesses Acquired:

             None.

(b)        Pro Forma Financial Information:

            None.

(c)        Exhibits:

Exhibit No.	Description
99.1	Abrams Industries, Inc. press release dated July 7, 2003 (furnished pursuant to Item 9 of Form 8-K).

ITEM 9.  REGULATION FD DISCLOSURE

Abrams Industries, Inc. (“Abrams”) is furnishing the following information and Exhibit pursuant to Item 9 of Form 8-K.  On July 7, 2003, Abrams issued a press release to announce its cooperation with a U.S. Justice Department investigation.  A copy of the press release is attached as Exhibit 99.1.

The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 9 of this Form 8-K.  Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABRAMS INDUSTRIES, INC.
By:	/s/Melinda S. Garrett
Date: July 7, 2003	Melinda S. Garrett Chief Financial Officer